Other Operating Expense	12 Months Ended
Dec. 31, 2019
Asset Impairment Charges [Abstract]
Other Operating Expense	Other Operating ExpenseIn 2019, we recorded approximately $37 million of costs related to our acquisition of WildHorse which consisted of consulting fees, financial advisory fees, legal fees and travel and lodging expenses. In addition, we recorded approximately $38 million of severance expense as a result of the acquisition of WildHorse. A majority of the WildHorse executives and employees were terminated on the date of acquisition. These executives and employees were entitled to severance benefits in accordance with existing employment agreements.In 2017, we terminated future natural gas transportation commitments related to divested assets for cash payments of $126 million. Also, in 2017, we paid $290 million to assign an oil transportation agreement to a third party.